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                                                                    Exhibit 23.3


                                           July 17, 1998



     I, Paul Brown, hereby consent to the use of my name in the Registration Statement on Form S-1 for Home Security International, Inc. and any amendment thereto, as necessary, as a Prospective Director.




                                           /s/ Paul Brown
                                           ---------------------
                                               Paul Brown